UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2011

SERVISFIRST BANCSHARES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-53149	26-0734029
(Commission File Number)	(IRS Employer Identification No.)

850 Shades Creek Parkway, Birmingham, Alabama	35209
(Address of Principal Executive Offices)	(Zip Code)

(205) 949-0302
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01    Changes in Registrant’s Certifying Accountant.

(a)           On May 20, 2011, the Audit Committee of the Board of Directors of ServisFirst Bancshares, Inc. (the “Company”) determined not to reengage Mauldin & Jenkins, LLC (“Mauldin & Jenkins”) as the principal independent registered public accounting firm to audit the Company’s financial statements. Mauldin & Jenkins’s reports on the Company’s financial statements for the past two years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Mauldin & Jenkins’s report dated March 8, 2010, that was included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, expressed an opinion that the Company and its subsidiaries had not maintained effective internal control over financial reporting as of December 31, 2009, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. During the Company’s two most recent fiscal years and the subsequent interim periods preceding Mauldin & Jenkins’ dismissal, there have been no disagreements with Mauldin & Jenkins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Mauldin & Jenkins, would have caused Mauldin & Jenkins to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements. Mauldin & Jenkins’s report dated March 8, 2011, that was included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2010. The Company has provided Mauldin & Jenkins with a copy of the disclosures made in this Item 4.01(a) and requested that Mauldin & Jenkins furnish the Company with a letter addressed to the United States Securities and Exchange Commission stating whether or not Mauldin & Jenkins agreed with such disclosures. Mauldin & Jenkins has provided such a letter to the Company, and a copy of such letter is included as Exhibit 16 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits	Description

	16	Letter, dated May 26, 2011, from Mauldin & Jenkins, LLC to the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SERVISFIRST BANCSHARES, INC.

Date: May 26, 2011	By:	/s/Thomas A. Broughton III
Thomas A. Broughton III
President and Chief Executive Officer